UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23725

Valkyrie ETF Trust II
(Exact name of registrant as specified in charter)

320 Seven Springs Way, Suite 250
Nashville, TN 37027
(Address of principal executive offices) (Zip code)

Corporation Service Company
251 Little Falls Drive
Wilmington, DE 19808
(Name and address of agent for service)

(202) 854-1343
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2022

Date of reporting period:  September 30, 2022

Item 1. Reports to Stockholders.

(a)

Valkyrie ETF Trust II

Valkyrie Bitcoin Strategy ETF (BTF)
Valkyrie Balance Sheet Opportunities ETF (VBB)
Valkyrie Bitcoin Miners ETF (WGMI)

Annual Report
September 30, 2022

Valkyrie ETF TRUST II

TABLE OF CONTENTS

Shareholder Letter	2
Performance Summary	4
Expense Example	7
Portfolio Holdings Allocation	9
Schedules of Investments	10
Statements of Assets and Liabilities	16
Statements of Operations	18
Statements of Changes	20
Financial Highlights	22
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	48
Notice to Shareholders	49
Information About Trustees and Officers	50

Valkyrie ETF Trust II
Management’s Discussion of Fund Performance
September 30, 2022

Dear Shareholder,

During the period ended September 30, 2022, rising global inflation continued to cause volatility across all markets as central banks struggled to find pivot points in the economy, while consumers grappled with a higher cost of living from groceries to rent which led to difficulties with regular spending.  Equities have notably declined by approximately 25% from historic highs reached earlier this year, while interest rates rose approximately 400 basis points at the front end of the yield curve, with the 10-year treasury yield alone up almost 250 basis points, about 150%, driven by the Fed’s aggressive strategy of using larger notional rate hikes on a more frequent basis. Recession worries persisted as growth prospects dimmed with lower consumer spending and higher costs.  Despite the resiliency of the labor market over the last year, the Federal Reserve stated an urgency to control inflation, using all available options, which hindered investor optimism. While digital assets became one of the leading risk economic indicators during this time, investor appetites in the sector receded severely.  Digital currencies like bitcoin declined almost 70% after reaching all-time highs in November 2021.

Valkyrie Bitcoin Strategy ETF (“BTF”), which utilizes futures contracts to provide exposure of the underlying digital currency, has declined 70.04% based on market since inception to date, compared to bitcoin’s decline of 69% over the same period.  BTF only holds front-month futures, making end of month roll process fluid in addition to minimizing the contango effect.  The correlation of digital assets to the overall traditional technology sector remained high throughout the year, following market sentiment reacting to deteriorating economic indicators.

Valkyrie Bitcoin Miners ETF (“WGMI”) provides exposure to publicly listed bitcoin miners mainly based in North America.  In general, bitcoin miners’ equity prices showed high correlations with the performance of bitcoin, which declined approximately 56% since February 7, 2022, inception of WGMI.  During the period, mining facilities experienced tremendous pressure with the slide of the underlying digital currency, rising energy costs needed to power data centers, and the rise of mining difficulty determined by overall hashrate, a performance or efficiency metric measuring calculations done per second.

The overall hashrate of Bitcoin rose from 188 terahash per second at the beginning of the period to new all-time highs during September 2022, close to 230 terahash per second.  During the period, many of the larger miners expanded computing infrastructure by building data center structures housing hundreds of new application-specific integrated circuit (ASIC) machines, similar to the size of a desktop CPU, which improved hashrate productivity but at the cost of consuming more power.  By the end of September 2022, most of the buildout succeeded with more ASICs online, mining more bitcoin.  Unfortunately, the underlying price of bitcoin was near $20,000, with miner revenue near that price.  From inception to date, February 7, 2022 to September 30, 2022, WGMI was down 67.27% based on market, with most miners down 60% to 80%.

Valkyrie Balance Sheet Opportunities ETF (“VBB”), provides exposure to publicly listed companies that utilize bitcoin as a strategic driver for innovation and capital strategy, focusing on a foundation of synergy between the traditional financial world and the new digital economy.  Bitcoin has become one of the leading digital currencies to be accepted by traditional banking firms, digital banking and transactional companies, and consumer product related companies, with defining headlines on engagement between these institutions and their clients. Established firms have listened to consumer demand preparing for broader adoption of digital assets creating custody options as well as building efficient accessibility for investors to trade and incorporate into their portfolios.  As the correlation between digital assets and the traditional technology sector was high, there was a heavier attribution tied to digital asset focused companies dampening VBB’s performance period to date. VBB declined almost 53.05% based on market through September 30, 2022.  On October 7, 2022, the Board of Trustees of Valkyrie ETF Trust II voted to liquidate and dissolve VBB.  VBB halted trading on October 28, 2022 and distributed its remaining assets as of October 31, 2022.

Sincerely,

Nikolaos Bonos
President
October 2022

Past results are not necessarily indicative of future results.

The views and opinions expressed in management’s discussion of the Funds’ performance are those of the adviser. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security, or the Funds.

Basis point equals 1/100th of 1%.

Correlation is a statistical measure that expresses the extent to which two variables are linearly related.

Contango is an instance where the futures price of a commodity is higher than the spot price.

Front-month futures are futures contracts expiring within approximately the next 30 days.

End-of-month roll is a process in which imminently expiring futures contracts are closed before they expire and new futures contracts which expire during the subsequent month are opened.

Valkyrie Bitcoin Strategy ETF
Performance Summary
September 30, 2022 (Unaudited)

EXPENSE EXAMPLE

Valkyrie Bitcoin Strategy ETF
Comparison of the change in value of a hypothetical $10,000 investment in the
Valkyrie Bitcoin Strategy ETF vs. S&P 500® Index
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
10/21/2021
12/31/2021
3/31/2022
6/30/2022
9/30/2022
$7,997
$2,996
$2,995
Valkyrie Bitcoin Strategy ETF - NAV
Valkyrie Bitcoin Strategy ETF - Market
S&P500® Index

Cumulative Total Return for the Period Ended September 30, 2022
Since Inception (10/21/2021)[1]
Valkyrie Bitcoin Strategy EFT - NAV	-70.05%
Valkyrie Bitcoin Strategy EFT - Market	-70.04%
S&P 500® Index	-20.03%

1 Not annualized.

This chart assumes an initial gross investment of $10,000 made on October 21, 2021 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends and capital gain distributions.  Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

For performance information current to the most recent month-end, please call 1-800-617-0004.

The S&P 500® Index is a market value weighted index consisting of 500 stocks chosen for market size, liquidity and industry group representation. The index is unmanaged, and one cannot invest directly in the index.

Valkyrie Balance Sheet Opportunities ETF
Performance Summary
September 30, 2022 (Unaudited)

EXPENSE EXAMPLE

Valkyrie Balance Sheet Opportunities ETF

Comparison of the change in value of a hypothetical $10,000 investment in the Valkyrie Balance Sheet Opportunities ETF vs. S&P 500® Index

$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$7,834
$4,695
$4,690
12/14/2021
12/31/2021
3/31/2022
6/30/2022
9/30/2022
Valkyrie Balance Sheet Opportunities ETF - NAV
Valkyrie Balance Sheet Opportunities - Market
S&P500® Index

Cumulative Total Return for the Period Ended September 30, 2022
Since Inception (12/14/2021)[1]
Valkyrie Balance Sheet Opportunities EFT - NAV	-53.10%
Valkyrie Balance Sheet Opportunities EFT - Market	-53.05%
S&P 500® Index	-21.66%

1 Not annualized.

This chart assumes an initial gross investment of $10,000 made on December 14, 2021 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends and capital gain distributions.  Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

For performance information current to the most recent month-end, please call 1-800-617-0004.
The S&P 500® Index is a market value weighted index consisting of 500 stocks chosen for market size, liquidity and industry group representation. The index is unmanaged, and one cannot invest directly in the index.

Valkyrie Bitcoin Miners ETF
Performance Summary
September 30, 2022 (Unaudited)

Cumulative Total Return for the Period Ended September 30, 2022
Since Inception (2/7/2022)[1]
Valkyrie Bitcoin Miners EFT - NAV	-67.33%
Valkyrie Bitcoin Miners EFT - Market	-67.27%
S&P 500® Index	-19.17%

1 Not annualized.

This chart assumes an initial gross investment of $10,000 made on February 7, 2022 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends and capital gain distributions.  Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

For performance information current to the most recent month-end, please call 1-800-617-0004.

The S&P 500® Index is a market value weighted index consisting of 500 stocks chosen for market size, liquidity and industry group representation. The index is unmanaged, and one cannot invest directly in the index.

Valkyrie ETF Trust II
Expense Example
September 30, 2022 (Unaudited)

EXPENSE EXAMPLE
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs for purchasing and selling shares, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period indicated below.

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as redemption fees, or exchange fees. Therefore, the second line of each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Valkyrie ETF Trust II
Expense Example
September 30, 2022 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid	Expense Ratio	Total Return
	Account Value	Account Value	During Period (1)	During Period	During Period
	4/1/22	9/30/22	4/1/22 - 9/30/22	4/1/22 - 9/30/22	4/1/22 - 9/30/22

Valkyrie Bitcoin Strategy ETF
Actual	$1,000.00	$422.40	$3.39	0.95%	-57.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81	0.95%	2.51%

Valkyrie Balance Sheet Opportunities ETF
Actual	$1,000.00	$553.60	$2.92	0.75%	-44.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%	2.51%

Valkyrie Bitcoin Miners ETF
Actual	$1,000.00	$336.60	$2.51	0.75%	-66.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%	2.51%

(1)	The expenses are equal to the expense ratio multiplied by the average account value over the period, multipled by 183/365 days
(to reflect the initial period of operations of the Fund). The ending account values in the table are based on the actual total return of the shares of the Fund.

Valkyrie ETF Trust II
PORTFOLIO HOLDINGS ALLOCATION (as a % of total net assets)
September 30, 2022 (Unaudited)

Valkyrie Bitcoin Strategy ETF

U.S. Treasury Bills	55.16%
Other Assets in Excess of Liabilities	44.84%
Total Net Assets	100.00%

Valkryie Balance Sheet Opportunities ETF

Automobiles	15.11%
Banks	9.32%
Capital Markets	18.76%
Consumer Finance	2.20%
Entertainment	4.11%
Insurance	3.23%
Internet & Direct Marketing Retail	7.40%
IT Services	22.39%
Software	17.36%
Other Assets in Excess of Liabilities	0.12%
Total Net Assets	100.00%

Valkryie Bitcoin Miners ETF

IT Services	3.77%
Semiconductors & Semiconductor Equipment	9.48%
Software	83.83%
Technology Hardware, Storage & Peripherals	2.82%
Other Assets in Excess of Liabilities	0.10%
Total Net Assets	100.00%

Valkyrie Bitcoin Strategy ETF
Consolidated Schedule of Investments
September 30, 2022

	Principal	Value
U.S. TREASURY BILLS: 55.16%
United States Treasury Bill, 1.27%, 10/20/22 (a)	$8,500,000	$8,489,955
United States Treasury Bill, 2.91%, 1/19/23 (a)	3,000,000	2,969,838
TOTAL U.S. TREASURY BILLS (Cost $11,467,673)		11,459,793

Total Investments in Securities (Cost $11,467,673): 55.16%		11,459,793
Other Assets in Excess of Liabilities: 44.84% (b)		9,315,667
TOTAL NET ASSETS: 100.00%		$20,775,460

(a)	The rate quoted is the annualized discount rate as of September 30, 2022.
(b)	Includes assets and deposits with broker pledged as collateral for derivative contracts. At September 30, 2022, the value of these assets totals $3,833,096.

The accompanying notes are an integral part of these financial statements.

Valkyrie Bitcoin Strategy ETF
Consolidated Schedule of Open Futures Contracts
September 30, 2022

Value
Description	Number of Contracts Purchased	Settlement Month- Year	Current Notional Amount	Unrealized Appreciation	Unrealized (Depreciation)
Purchased Contracts:
CME Bitcoin Futures	214	Oct-22	$20,784,750	$118,381	$(23,611)

Valkyrie Balance Sheet Opportunities ETF
Schedule of Investments
September 30, 2022

	Shares	Value
COMMON STOCKS: 99.88%
Automobiles: 15.11%
Tesla, Inc. (a)	332	$88,063
Banks: 9.32%
Bank of America Corp.	497	15,009
NU Holdings, Ltd. - Class A (a)(b)	2,727	11,999
Silvergate Capital Corp. - Class A (a)	136	10,248
Wells Fargo & Co.	425	17,093
		54,349
Capital Markets: 18.76%
Bank of New York Mellon Corp.	411	15,832
BlackRock, Inc.	64	35,218
Coinbase Global, Inc. - Class A (a)	452	29,149
Robinhood Markets, Inc. - Class A (a)	1,468	14,827
State Street Corp.	236	14,351
		109,377
Consumer Finance: 2.20%
Mogo, Inc. (a)(b)	13,964	12,847
Entertainment: 4.11%
Nexon Co., Ltd. - ADR (a)	1,343	23,932
Insurance: 3.23%
Lemonade, Inc. (a)	889	18,829
Internet & Direct Marketing Retail: 7.40%
MercadoLibre, Inc. (a)	28	23,178
Overstock.com, Inc. (a)	819	19,943
		43,121
IT Services: 22.39%
Banxa Holdings, Inc. (a)(b)	15,969	8,063
Block, Inc. (a)	803	44,157
Globant S.A. (a)(b)	149	27,875
Mastercard, Inc. - Class A	61	17,344
PayPal Holdings, Inc. (a)	184	15,837
Visa, Inc. - Class A	97	17,232
		130,508

Software: 17.36%
BTCS, Inc. (a)	10,917	16,376
MicroStrategy, Inc. - Class A (a)	325	68,985
Phunware, Inc. (a)	13,402	15,814
		101,175
TOTAL COMMON STOCKS (Cost $1,124,042)		582,201

Total Investment in Securities (Cost $1,124,042): 99.88%		582,201
Other Assets in Excess of Liabilities: 0.12%		717
TOTAL NET ASSETS: 100.00%		$582,918

ADR	American Depository Receipt
S.A.	Société Anonyme
(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc.
and Standard & Poor's Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Valkyrie Bitcoin Miners ETF
Schedule of Investments
September 30, 2022

	Shares	Value
COMMON STOCKS: 99.90%
IT Services: 3.77%
Core Scientific, Inc. (a)	80,582	$104,757

Semiconductors & Semiconductor Equipment: 9.48%
Advanced Micro Devices, Inc. (a)	1,199	75,969
Intel Corp.	2,525	65,069
NVIDIA Corp.	579	70,285
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	759	52,037
		263,360
Software: 83.83%
Argo Blockchain PLC - ADR (a)	75,406	291,821
Bit Digital, Inc. (a)(b)	87,854	105,425
Bitfarms, Ltd. (a)(b)	227,087	238,441
Cipher Mining, Inc. (a)	104,899	132,173
CleanSpark, Inc. (a)	79,930	254,177
Digihost Technology, Inc. (a)(b)	93,095	66,563
Greenidge Generation Holdings, Inc. (a)	26,313	52,626
HIVE Blockchain Technologies, Ltd. (a)(b)	72,521	272,679
Hut 8 Mining Corp. (a)(b)	69,569	123,833
Iris Energy, Ltd. (a)(b)	33,862	139,850
Marathon Digital Holdings, Inc. (a)	12,264	131,347
Mawson Infrastructure Group, Inc. (a)	65,077	28,081
Riot Blockchain, Inc. (a)	41,812	293,102
Stronghold Digital Mining, Inc. - Class A (a)	74,295	77,267
Terawulf, Inc. (a)	97,397	122,720
		2,330,105
Technology Hardware, Storage & Peripherals: 2.82%
Samsung Electronics Co., Ltd. - GDR	85	78,370
TOTAL COMMON STOCKS (Cost $7,093,866)		2,776,592

Value

Total Investment in Securities (Cost $7,093,866): 99.90%	2,776,592
Other Assets in Excess of Liabilities: 0.10%	2,846
TOTAL NET ASSETS: 100.00%	$2,779,438

ADR	American Depository Receipt
GDR	Global Depository Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc.
and Standard & Poor's Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

VALKYRIE ETF TRUST II
Consolidated Statement of Assets and Liabilities
September 30, 2022

VALKYRIE
BITCOIN
STRATEGY
ETF
ASSETS:
Investments in securities, at value (cost $11,467,673)	$11,459,793
Cash	2,821,864
Deposits with broker for derivative instruments	3,833,096
Receivables:
Due from adviser	3,612
Fund shares sold	2,620,310
Variation margin on futures contracts	51,150
ETF Variable fee	262
Total assets	20,790,087

LIABILITIES:
Payables:
Variation margin on futures contracts	393
Management fees	14,234
Total liabilities	14,627

NET ASSETS	$20,775,460

NET ASSETS CONSIST OF:
Paid-in capital	$20,827,473
Total accumulated loss	(52,013)
Net assets	$20,775,460

CALCULATION OF NET ASSET VALUE PER SHARE:
Net assets	$20,775,460
Shares outstanding (unlimited number of shares authorized, no par value)	2,775,000
Net asset value per share	$7.49

The accompanying notes are an integral part of these financial statements.

VALKYRIE ETF TRUST II
Statements of Assets and Liabilities
September 30, 2022

	VALKYRIE	VALKYRIE
	BALANCE SHEET	BITCOIN
	OPPORTUNITIES	MINERS
	ETF	ETF
ASSETS:
Investments in securities, at value (cost $1,124,042 and $7,093,866, respectively)	$582,201	$2,776,592
Cash	2,641	-
Receivables:
Securities sold	8,451	233,177
Dividends	188	213
Dividend tax reclaim	2	-
Total assets	593,483	3,009,982

LIABILITIES:
Payables:
Securities purchased	10,173	155,299
Due to custodian	-	73,534
Management fees	392	1,711
Total liabilities	10,565	230,544

NET ASSETS	$582,918	$2,779,438

NET ASSETS CONSIST OF:
Paid-in capital	$1,160,560	$8,501,861
Total accumulated loss	(577,642)	(5,722,423)
Net assets	$582,918	$2,779,438

CALCULATION OF NET ASSET VALUE PER SHARE:
Net assets	$582,918	$2,779,438
Shares outstanding (unlimited number of shares authorized, no par value)	50,000	325,000
Net asset value per share	$11.66	$8.55

The accompanying notes are an integral part of these financial statements.

VALKYRIE ETF TRUST II
Consolidated Statement of Operations
For the period ended September 30, 2022

VALKYRIE
BITCOIN
STRATEGY
ETF*
INVESTMENT INCOME:
Interest	$87,948
Total investment income	87,948

EXPENSES:
Management fees	311,488
Total expenses	311,488
NET INVESTMENT LOSS	(223,540)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
Net realized loss on transactions from:
Investments	(8,427)
Futures contracts	(40,287,314)
Net change in unrealized appreciation/(depreciation) on:
Investments	(7,880)
Futures contracts	95,256
Net loss on investments and futures contracts	(40,208,365)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,431,905)

*Commenced operations on October 21, 2021.

The accompanying notes are an integral part of these financial statements.

VALKYRIE ETF TRUST II
Statements of Operations
For the period ended September 30, 2022

	VALKYRIE	VALKYRIE
	BALANCE SHEET	BITCOIN
	OPPORTUNITIES	MINERS
	ETF*	ETF**
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and issuance fees of $5 and $1,172,
respectively)	$2,018	$5,220
Total investment income	2,018	5,220

EXPENSES:
Management fees	3,774	21,500
Total expenses	3,774	21,500
NET INVESTMENT LOSS	(1,756)	(16,280)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on transactions from:
Investments	(34,248)	(950,545)
Foreign currency	-	(71)
Net change in unrealized depreciation on:
Investments	(541,841)	(4,317,274)
Foreign currency	-	(522)
Net loss on investments	(576,089)	(5,268,412)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(577,845)	$(5,284,692)

*Commenced operations on December 14, 2021.
**Commenced operations on February 7, 2022.

The accompanying notes are an integral part of these financial statements.

Valkyrie Bitcoin Strategy ETF
Consolidated Statement of Changes in Net Assets

For the period
October 21, 2021(1)
through
September 30, 2022

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(223,540)
Net realized loss from:
Investments	(8,427)
Futures contracts	(40,287,314)
Change in unrealized appreciation/(depreciation):
Investments	(7,880)
Futures contracts	95,256
Net decrease in net assets resulting from operations	(40,431,905)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	121,405,778
Payments for shares redeemed	(60,216,075)
Transaction fees (See Note 1)	17,662
Net increase in net assets derived from capital share transactions	61,207,365

TOTAL INCREASE IN NET ASSETS	20,775,460

NET ASSETS:
Beginning of period	-
End of period	$20,775,460

CHANGES IN SHARES OUTSTANDING:
Shares sold	6,450,000
Shares redeemed	(3,675,000)
Net increase in shares outstanding	2,775,000

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Valkyrie Balance Sheet Opportunities ETF
Statement of Changes in Net Assets

For the period
December 14, 2021(1)
through
September 30, 2022

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(1,756)
Net realized loss from investments	(34,248)
Change in unrealized depreciation on investments	(541,841)
Net decrease in net assets resulting from operations	(577,845)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,160,763
Net increase in net assets derived from capital share transactions	1,160,763

TOTAL INCREASE IN NET ASSETS	582,918

NET ASSETS:
Beginning of period	-
End of period	$582,918

CHANGES IN SHARES OUTSTANDING:
Shares sold	50,000
Net increase in shares outstanding	50,000

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Valkyrie Bitcoin Miners ETF
Statement of Changes in Net Assets

For the period
February 7, 2022(1)
through
September 30, 2022

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(16,280)
Net realized loss on:
Investments	(950,545)
Foreign currency	(71)
Net change in unrealized depreciation on investments
Investments	(4,317,274)
Foreign currency	(522)
Net decrease in net assets resulting from operations	(5,284,692)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,502,913
Payments for shares redeemed	(1,438,783)
Net increase in net assets derived from capital share transactions	8,064,130

TOTAL INCREASE IN NET ASSETS	2,779,438

NET ASSETS:
Beginning of period	-
End of period	$2,779,438

CHANGES IN SHARES OUTSTANDING:
Shares sold	400,000
Shares redeemed	(75,000)
Net increase in shares outstanding	325,000

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Valkyrie Bitcoin Strategy ETF
Consolidated Financial Highlights
For a share outstanding throughout the period

	For the Period
	October 21, 2021(1)
	through
	September 30, 2022

PER SHARE DATA:
Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment loss (2)	(0.09)
Net realized and unrealized loss on investments and futures contracts	(17.42)
Total from investment operations	(17.51)

Net asset value, end of period	$7.49

TOTAL RETURN, at NAV	-70.05%	(3)
TOTAL RETURN, at Market	-70.04%	(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$20,775
Ratio of expenses to average net assets	0.95%	(4)
Ratio of net investment loss to average net assets	(0.68)%	(4)
Portfolio turnover rate(5)	0%	(3)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes impact of derivative instruments.

The accompanying notes are an integral part of these financial statements.

Valkyrie Balance Sheet Opportunities ETF
Financial Highlights
For a share outstanding throughout the period

For the Period
December 14, 2021(1)
through
September 30, 2022
PER SHARE DATA:
Net asset value, beginning of period	$24.86

Income from investment operations:
Net investment loss (2)	(0.04)
Net realized and unrealized loss on investments	(13.16)
Total from investment operations	(13.20)

Net asset value, end of period	$11.66

TOTAL RETURN, at NAV	-53.10%	(3)
TOTAL RETURN, at Market	-53.05%	(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$583
Ratio of expenses to average net assets	0.75%	(4)
Ratio of net investment loss to average net assets	(0.35)%	(4)
Portfolio turnover rate(5)	44%	(3)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Valkyrie Bitcoin Miners ETF
Financial Highlights
For a share outstanding throughout the period

For the Period
February 7, 2022(1)
through
September 30, 2022

PER SHARE DATA:
Net asset value, beginning of period	$26.18

Income from investment operations:
Net investment loss (2)	(0.06)
Net realized and unrealized loss on investments	(17.57)
Total from investment operations	(17.63)

Net asset value, end of period	$8.55

TOTAL RETURN, at NAV	-67.33%	(3)
TOTAL RETURN, at Market	-67.27%	(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,779
Ratio of expenses to average net assets	0.75%	(4)
Ratio of net investment loss to average net assets	(0.57)%	(4)
Portfolio turnover rate(5)	37%	(3)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

1. ORGANIZATION

Valkyrie ETF Trust II (the “Trust”), a Delaware statutory trust, was organized on December 11, 2020 and is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codiﬁcation (“ASC”) Topic 946, Financial Services- Investment Companies. The Valkyrie Bitcoin Strategy ETF (“Bitcoin Strategy ETF”), Valkyrie Balance Sheet Opportunities ETF (“Balance Sheet Opportunities ETF”), and Valkyrie Bitcoin Miners ETF (“Bitcoin Miners ETF”) (each, a “Fund” and collectively, the “Funds”) are series within the Trust. The Funds are non-diversified funds.

The Bitcoin Strategy ETF’s primary investment objective is capital appreciation. The Fund commenced operations on October 21, 2021, and that is the date the initial creation units were established.

The Balance Sheet Opportunities ETF’s primary investment objective is to provide investors with total return. The Fund commenced operations on December 14, 2021, and that is the date the initial creation units were established.

The Bitcoin Miners ETF’s primary investment objective is to provide investors with total return. The Fund commenced operations on February 7, 2022, and that is the date the initial creation units were established.

Shares of the Funds are listed and traded on the Nasdaq Stock Market LLC (“Nasdaq” or the “Exchange”). Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares, called “Creation Units,” which generally consist of 25,000 shares. Creation Units are issued and redeemed principally for cash for Bitcoin Strategy ETF and principally in-kind for securities for Balance Sheet Opportunities ETF and Bitcoin Miners ETF. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased directly from or redeemed directly to a Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with ALPS Distributors, Inc. (the “Distributor”). Most retail investors do not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which have no front-end sales loads, no deferred sales charges, and no redemption fees. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. Each Fund charges $300 for the standard fixed creation fee, payable to the Custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 1% as a percentage of the total value of the Creation Units subject to the transaction. Variable fees received by each Fund are displayed in the Capital Share Transactions section of the Statement of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges with respect to such Fund.

Wholly-owned and Controlled Subsidiaries

In order to achieve its investment objective, the Bitcoin Strategy ETF can invest up to 25% of its total assets (measured at each quarter end) in a wholly-owned subsidiary, Valkyrie Bitcoin Strategy (Cayman) Ltd. (“Bitcoin CFC”) which acts as an investment vehicle in order to enter into certain investments for the Bitcoin Strategy ETF consistent with its investment objective and policies speciﬁed in the Prospectus and Statement of Additional Information.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

At September 30, 2022, investments in the Bitcoin CFC represented 18.76% of the total net assets of the Bitcoin Strategy ETF.

The consolidated ﬁnancial statements of the Bitcoin Strategy ETF include the investment activity and ﬁnancial statements of Bitcoin CFC. All intercompany accounts and transactions have been eliminated in consolidation. Because the Fund may invest a substantial portion of its assets in the subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also encompass its subsidiary. The subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. The Fund and its subsidiary are a “commodity pool” under the U.S. Commodity Exchange Act and Valkyrie Funds LLC (the “Adviser”) is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and its respective subsidiary under CFTC and the SEC harmonized regulations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Transactions and Investment Income: Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are computed on the basis of specific identification. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted over the life of the respective security. Premiums on securities purchased are amortized to the earliest call date.

Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Funds at least annually.

Federal Income Taxes: The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. The Funds plan to file U.S. Federal and state tax returns, as necessary.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Funds’ uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statement of Operations. During the current fiscal period, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities since each of their commencement dates.

For tax purposes, Bitcoin CFC is an exempted Cayman Islands investment company. Bitcoin CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, proﬁts, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, Bitcoin CFC is a controlled foreign corporation (“CFC”) and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and proﬁts, will be included each year in the Fund’s investment company taxable income.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Currency Translation: Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the Funds’ Statement of Operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Deposits with Broker for Futures Contracts: The Bitcoin Strategy ETF, through its subsidiary, the Bitcoin CFC, may purchase and sell exchange-listed commodity contracts. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be signiﬁcantly modiﬁed from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from approximately 5% of the value of the contract being traded.

At September 30, 2022, the Bitcoin Strategy ETF and Bitcoin CFC, collectively, had cash on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, Bitcoin CFC pledged securities collateral for derivative instruments. See the Fund’s consolidated schedule of investments for the fair value of securities pledged as collateral.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker are made on a daily basis as the price of the underlying assets ﬂuctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The variation margin on the futures contracts do not settle with the exchange daily, but rather settle at their respective maturity dates.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

Share Valuation: The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for creation units of each Fund is equal to the Fund’s NAV per share.

Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Reclassification of Capital Accounts: U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind, net operating losses and adjustments related to the CFC.  For the period ended September 30, 2022, the Funds made the following permanent tax adjustment on the Statements of Assets and Liabilities:

	Accumulated Loss	Paid-in Capital
Bitcoin Strategy ETF	$40,379,892	$(40,379,892)
Balance Sheet Opportunities ETF	203	(203)
Bitcoin Miners ETF	(437,731)	437,731

Accounting Pronouncements: In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Funds were required to implement and comply with Rule 18f-4 by August 19, 2022.  Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework historically used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are in compliance with Rule 18f-4, which had a compliance date of August 19, 2022.

In December 2020, the SEC adopted a rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 has permitted fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds are in compliance with Rule 2a-5, which had a compliance date of September 8, 2022.

Subsequent Events: In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Refer to Note 10 for information on a subsequent event.

3. SECURITIES VALUATION

Investment Valuation: Each Fund calculates its NAV each day the NYSE is open for trading as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.

Generally, the Funds’ equity investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Ofﬁcial Closing Price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for speciﬁc securities.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

If a market quotation is not readily available or is deemed not to reflect fair value, the Funds along with their valuation designee will determine the price of the security held by the Funds based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board of Trustees (“Board”). In addition, the Funds may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which each Fund’s NAV is calculated. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Fair Valuation Measurement: FASB established a framework for measuring fair value in accordance with GAAP. Under FASB ASC Topic 820, Fair Value Measurement, various inputs are used in determining the value of each Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2022:

Bitcoin Strategy ETF

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Bills	$-	$11,459,793	$-	$11,459,793
Total Investments	$-	$11,459,793	$-	$11,459,793

Other Financial Instruments*
Futures Contracts
Long	$94,770	$-	$-	$94,770
Total Other Financial Instruments	$94,770	$-	$-	$94,770

*The fair value of the other financial instruments represents the net unrealized appreciation at September 30, 2022.

Balance Sheet Opportunities ETF
	Level 1	Level 2	Level 3	Total
Total Common Stocks	$582,201	$-	$-	$582,201
Total Investments in Securities	$582,201	$-	$-	$582,201

Bitcoin Miners ETF

	Level 1	Level 2	Level 3	Total
Total Common Stocks	$2,776,592	$-	$-	$2,776,592
Total Investments in Securities	$2,776,592	$-	$-	$2,776,592

Refer to the Funds’ schedules of investments for a detailed break-out of securities.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

4. DERIVATIVE AND OTHER FINANCIAL INSTRUMENTS

The Bitcoin Strategy ETF has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the period ended September 30, 2022, the Fund utilized derivatives to provide indirect exposure to the bitcoin underlying the futures contracts.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

The following table presents the types of derivatives held by the subsidiary, Bitcoin CFC, at September 30, 2022, the primary underlying risk exposure and the location of these instruments as presented on the consolidated Statement of Assets and Liabilities.

		Asset Derivatives
Derivative Instrument	Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Value

Futures contracts	Commodity risk	Unrealized appreciation on futures contracts*	$118,381
Futures contracts	Commodity risk	Unrealized depreciation on futures contracts*	(23,611)

*Includes cumulative appreciation and depreciation on futures contracts as reported on the consolidated schedule of investments. Only the current day’s variation margin is presented on the consolidated Statement of Assets and Liabilities.

The effect of derivative instruments on the Bitcoin Strategy ETF’s consolidated Statement of Operations for the period ended September 30, 2022 is as follows:

Consolidated Statement of Operations Location
Commodity Risk Exposure
Net realized loss on futures contracts	$(40,287,314)
Net change in unrealized appreciation on futures contracts	95,256

During the period ended September 30, 2022, the average notional value of futures contracts was $37,024,687.

The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the consolidated Statement of Assets and Liabilities.

5. OTHER RELATED PARTY TRANSACTIONS

Valkyrie Funds LLC (“the Adviser”) serves as the investment adviser to the Funds. Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser bears the costs of all advisory and non-advisory services required to operate the Funds, including payment of Trustee compensation, in exchange for a single unitary management fee. For services provided to the Funds, the Bitcoin Strategy ETF pays the Adviser an annual rate of 0.95% and Balance Sheet Opportunities ETF and Bitcoin Miners ETF each pay the Adviser an annual rate of 0.75% based on the Fund’s respective average daily net assets. Certain officers and a Trustee of the Trust are affiliated with the Adviser and are not paid any fees by the Funds for serving in such capacities.

The Funds’ organizational and offering costs were paid for by the Adviser and are not subject to recoupment by the Adviser.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

The Adviser has overall responsibility for overseeing the investment of the Funds’ assets, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. Vident Investment Advisory, LLC’s (“Vident” or “the Sub-Adviser”) acts as the Sub-Adviser to the Funds. The Sub-Adviser has responsibility to make day-to-day investment decisions for the Funds and selects broker-dealers for executing portfolio transactions, subject to the Sub-Adviser’s best execution obligations and the Trust’s and the Sub-Adviser’s brokerage policies.  For the services it provides to the Funds, the Sub-Adviser is compensated by the Adviser from the management fees paid by the Funds to the Adviser.

6. SERVICE, CUSTODY AND DISTRIBUTION AGREEMENTS

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect subsidiary of U.S. Bancorp, serves as the Funds’ fund accountant, administrator and transfer agent pursuant to certain fund accounting, fund administration and transfer agent servicing agreements. U.S. Bank National Association (“USB”), a subsidiary of U.S. Bancorp and parent company of Fund Services, serves as the Funds’ custodian pursuant to a custody agreement. The services provided by Fund Services and USB are paid by the Adviser from the unitary fee received from the Funds. ALPS Distributors, Inc. serves as the Funds’ distributor pursuant to a distribution agreement.

7. INVESTMENT TRANSACTIONS

For the period ended September 30, 2022, the cost of purchases and proceeds from sales of securities by each Fund, excluding short-term securities, derivative transactions, and in-kind transactions, were as follows:

	Purchases	Sales
Bitcoin Strategy ETF	-	-
Balance Sheet Opportunities ETF	$264,457	$263,375
Bitcoin Miners ETF	1,491,997	1,494,875

For the period ended September 30, 2022, the cost of purchases and the proceeds of sales from in-kind transactions associated with creations and redemptions were as follows:

	Purchases	Sales
Bitcoin Strategy ETF	-	-
Balance Sheet Opportunities ETF	$1,157,549	-
Bitcoin Miners ETF	9,497,288	$1,449,989

For the period ended September 30, 2022, there were no long-term purchases or sales of U.S. government securities in the Funds.

During the period ended September 30, 2022, the Funds realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by a Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from total distributable earnings (accumulated losses) to paid in-capital. The amount of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statement of Operations is as follows:

	Realized Gains	Realized Losses
Bitcoin Strategy ETF	-	-
Balance Sheet Opportunities ETF	-	-
Bitcoin Miners ETF	$455,542	$(15,682)

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

8. INCOME TAX INFORMATION

As of September 30, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Bitcoin Strategy ETF	Balance Sheet Opportunities ETF	Bitcoin Miners ETF
Cost of investments (a)	$11,467,673	$1,137,308	$7,536,271
Gross unrealized appreciation	408,444	-	35,697
Gross unrealized depreciation	(416,324)	(555,107)	(4,795,898)
Net unrealized depreciation	(7,880)	(555,107)	(4,760,201)
Other accumulated loss	(44,133)	(22,535)	(962,222)
Total accumulated loss	$(52,013)	$(577,642)	$(5,722,423)

(a)
The Bitcoin Strategy ETF book-basis and tax-basis cost is the same.  The difference between the book-basis and tax-basis cost is attributable to wash sales in the Balance Sheet Opportunities ETF and the Bitcoin Miners ETF.

At September 30, 2022, the Funds had the following capital loss carryforwards which can be carried forward indefinitely:

	Short-Term	Long-Term
Bitcoin Strategy ETF	$8,427	$-
Balance Sheet Opportunities ETF	20,982	-
Bitcoin Miners ETF	945,881	-

At September 30, 2022, the Bitcoin Strategy ETF and Bitcoin Miners ETF deferred on a tax basis, late-year losses of $130,962 and $16,341, respectively.  The Balance Sheet Opportunities ETF deferred a post-October loss of $1,553 for the fiscal period ended September 30, 2022.

The Funds did not make distributions during the period ended September 30, 2022.

9. PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Bitcoin Strategy ETF

Bitcoin Investing Risk. The Fund is indirectly exposed to the risks of investing in bitcoin through its investments in bitcoin futures. Bitcoin is a new and highly speculative investment. Refer to the Fund’s prospectus for additional risks associated with bitcoin.

Market Risk. The prices of bitcoin and bitcoin futures have historically been highly volatile. The value of the Fund’s investments in bitcoin futures and other instruments that provide exposure to bitcoin and bitcoin futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling bitcoin futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Bitcoin Futures Risk. In addition to the risks of futures contracts generally, the market for bitcoin futures contracts has additional unique risks. The market for bitcoin futures may be less developed, less liquid and more volatile than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. Bitcoin futures are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

Investment Strategy Risk. The Fund, through the Subsidiary, invests in bitcoin futures contracts. The Fund does not invest directly in or hold bitcoin. The price of bitcoin futures may differ, sometimes significantly, from the current cash price of bitcoin, which is sometimes referred to as the “spot” price of bitcoin. Consequently, the performance of the Fund is likely to perform differently from the spot price of bitcoin.

Liquidity Risk. The market for the bitcoin futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each quarter. The investment strategy of the Fund may cause the Fund to hold more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Because bitcoin futures contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in bitcoin futures contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 protections.

Target Exposure and Rebalancing Risks. The Fund will normally seek to maintain notional exposure to bitcoin equal to 100% of the net assets of the Fund. However, in order to comply with certain tax qualification tests at the end of each tax quarter, the Fund may reduce its exposure to bitcoin futures contracts on or about such dates. If the value of bitcoin futures contracts rises during such periods that the Fund has reduced its exposure, the performance of the Fund will be less than it would have been had the Fund maintained is exposure through such period.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict but could be substantial and adverse to the Fund.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The prices of bitcoin and bitcoin futures have historically been highly volatile. The value of the Fund’s investments in bitcoin futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Asset Concentration Risk. Since the Fund may take concentrated positions in certain securities, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a futures commission merchant (“FCM”)). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable have its orders for bitcoin futures contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of bitcoin and may result in the proportion of bitcoin futures contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Investment Capacity Risk. If the Fund’s ability to obtain exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, the Fund would not be able to achieve its investment objective and may experience significant losses.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of- service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Active Management Risk. The Fund is actively managed and its performance reflects investment decisions that the Sub-Adviser and Adviser make for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. The Adviser and Sub-Adviser cannot predict whether Shares will trade below, at or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser and Sub-Adviser believe that large discounts or premiums to the net asset value of Shares should not be sustained. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of bitcoin by using leverage inherent in futures contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause a Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Futures trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund. The Fund may at times be required to liquidate portfolio positions, including when it is not advantageous to do so, in order to comply with guidance from the Securities and Exchange Commission (the “SEC”) regarding asset segregation requirements to cover certain leveraged positions.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

New Fund Risk. The Fund has minimal operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Trading Issues Risk. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Balance Sheet Opportunities ETF and Bitcoin Miners ETF

Bitcoin Investing Risk. Each Fund is indirectly exposed to the risks of investing in bitcoin through its investments in the portfolio companies. Bitcoin is a new and highly speculative investment. Refer to each Fund’s prospectus for additional risks associated with bitcoin.

Market Risk. Market risk is the risk that a particular security, or Shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at increased premiums or discounts to their net asset value.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Industry Concentration Risk. The Fund concentrates its investments in the industry or group of industries comprising the information technology sector. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Blockchain Technology Risk. Blockchain technology is an entirely new and relatively untested technology which operates as a distributed ledger. The risks associated with blockchain technology may not emerge until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Currently, blockchain technology is primarily used for the recording of transactions in digital currency, which are extremely speculative, unregulated and volatile. Problems in digital currency markets could have a wider effect on companies associated with blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Finally, because digital assets registered in a blockchain do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of fraud or manipulation.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer, depending on the terms of the securities) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying equity security or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The market values of convertible securities tend to decline as interest rates increase. However, a convertible security’s market value also tends to reflect the market price of the equity security of the issuing company, particularly when the price of the equity security is greater than the convertible security’s conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying equity security). Convertible securities are also exposed to the risk that an issuer will be unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible debt securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation. Moreover, there can be no assurance that convertible securities will provide current income prior to conversion because the issuers of the convertible securities may default on their obligations. If the convertible security has a conversion or call feature that allows the issuer to redeem the security before the conversion date, the potential for capital appreciation may be diminished. In the event that convertible securities are not optional but mandatory based upon the price of the underlying common stock, the Fund may be subject to additional exposure to loss of income in situations where it would prefer to hold debt.

Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Non-U.S. Securities Risk. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of non-U.S. companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Depositary Receipts Risk. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying non-U.S. securities. Certain countries may limit the ability to convert depositary receipts into the underlying non-U.S. securities and vice versa, which may cause the securities of the non-U.S. company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Emerging Markets Risk. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. This is due to, among other things, the potential for greater market volatility, lower trading volume, a lack of liquidity, potential for market manipulation, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed market countries. Moreover, emerging market countries often have less uniformity in accounting and reporting requirements, unsettled securities laws, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Emerging market countries often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. and other developed market countries. In addition, significant delays may occur in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities. Investing in emerging market countries involves a higher risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested by certain emerging market countries. Enforcing legal rights may be made difficult, costly and slow in emerging markets as there may be additional problems enforcing claims against non-U.S. governments. As such, the rights and remedies associated with emerging market investment securities may be different than those available for investments in more developed markets. For example, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets. In addition, due to the differences in regulatory, accounting, audit and financial recordkeeping standards, including financial disclosures, less information about emerging market companies is publicly available and information that is available may be unreliable or outdated.

Currency Risk. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably.  Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund’s non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by current fluctuations.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Asset Concentration Risk. Since the Fund may take concentrated positions in certain securities, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss.

Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of- service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches.

While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

New Fund Risk. The Fund has minimal operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Adviser and Sub-Adviser cannot predict whether Shares will trade below, at or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser and Sub-Adviser believe that large discounts or premiums to the net asset value of Shares should not be sustained. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value.

Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC, and income generated from pooled investment vehicles could also cause the Fund to fail to qualify for treatment as a RIC under the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

VALKYRIE ETF TRUST II

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

Trading Issues Risk. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Volatility Risk. Volatility is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. The Fund may invest in securities that exhibit more volatility than the market as a whole. Such exposures could cause the Fund’s net asset value to experience significant increases or declines in value over short periods of time.

10. SUBSEQUENT EVENT

On October 7, 2022, the Board of the Trust voted to liquidate and dissolve the Balance Sheet Opportunities ETF.   The Fund halted trading at the close of business on October 28, 2022 and distributed its remaining assets as of October 31, 2022.

Cohen & Co	®

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Valkyrie ETF Trust II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (including the consolidated statement of assets and liabilities and consolidated schedules of investments and open futures contracts of Valkyrie Bitcoin Strategy ETF), of Valkyrie ETF Trust II comprising the funds listed below (the “Funds”) as of September 30, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights

Valkyrie Bitcoin Strategy ETF	Consolidated for the period from October 21, 2021 (commencement of operations) through September 30, 2022
Valkyrie Balance Sheet Opportunities ETF	For the period from December 14, 2021 (commencement of operations) through September 30, 2022
Valkyrie Bitcoin Miners ETF	For the period from February 7, 2022 (commencement of operations) through September 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

C O H E N & C O M P A N Y , L T D .

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Emphasis of Matter – Liquidation

As discussed in Note 10 to the financial statements, on October 7, 2022, the Board of Trustees of the Funds approved the liquidation of Valkyrie Balance Sheet Opportunities ETF. The fund halted trading on close of business on October 28, 2022 and distributed its remaining assets as of October 31, 2022.

We have served as the Funds’ auditor since 2021.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 29, 2022

Valkyrie ETF TRUST II
NOTICE TO SHAREHOLDERS
September 30, 2022 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-617-0004 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-800-617-0004. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available by calling 1-800-617-0004.

Frequency Distribution of Premiums and Discounts

Information regarding how often shares of each Fund traded on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Funds’ website at www.valkyrie-funds.com.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds, transfer agent toll free at 1-800-617-0004 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Valkyrie ETF Trust II
Information About Trustees and Officers (Unaudited)

PENSE EXAMPLE
This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupation During Past Five Years	Number of Portfolios in the Valkyrie Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Nick Bonos c/o Valkyrie Funds LLC 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027 YOB: 1963	President and Chief Executive Officer	Indefinite term (Since inception)	President, Rydex Fund Services LLC (2012-2016); Chief Financial Officer, certain Guggenheim Mutual Funds and ETFs (2012- 2016); Senior Managing Director. MUFG Investor Services (US) LLC (2016-2019); Independent Consultant (2019-2021); Head of Fund Operations, Valkyrie Investments (2021-present)	3	None
Shawn Singh c/o Valkyrie Funds LLC 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027 YOB: 1963:	Secretary	Indefinite term (Since inception)	Director/Principal, Valkyrie Investments	3	XBL Holdings LLC, Luan Consulting LLC, White Willow Holdings (2020-2021)
Independent Trustees
Keith Fletcher c/o Valkyrie Funds LLC 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027 YOB: 1958	Trustee	Indefinite term (Since inception)	Principal and Chief Executive Officer, JAHFT Solutions LLC (2017-Present); Principal and Chief Distribution Officer, Riskx Investments (2013-2017)	3	Uncommon Portfolio Design Core Equity ETF (2020-present)
Steve Lehman c/o Valkyrie Funds LLC 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027 YOB: 1952	Trustee	Indefinite term (Since inception)	Executive Board – Investor, CoFoundersLab & Invincible Entertainment Partners (2018-Present); Executive Chairman, Vymedic Biotech (2019-Present)	3	None
Mark Osterheld c/o Valkyrie Funds LLC 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027 YOB: 1955	Trustee	Indefinite term (Since inception)	Adjunct Lecturer, Bentley University (2018-Present); Adjunct Lecturer, Clarkson University (2021-Present)	3	HIMCO Variable Insurance Trust (2016-2018)

Officers of the Trust
John Canning c/o Chenery Compliance Group Devon Square II 744 W Lancaster, Suite 104 Wayne, Pennsylvania 19087 YOB: 1970	Chief Compliance Officer	Indefinite term (Since August 2022)	Director of Chenery Compliance Group, LLC (March 2021 – present); Senior Consultant of Foreside (August 2020-March 2021); Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management (May 2019-July 2020); and Chief Compliance Officer (March 2016- February 2019) and Chief Operating Officer (March 2016-March 2018) of Context Capital Partners, LP.	3	N/A
Ben Gaffey c/o Valkyrie Funds LLC 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027 YOB: 1985	Treasurer, Chief Financial Officer and Chief Accounting Officer	Indefinite term (Since inception)	Assurance Senior Manager, Ernst & Young LLP (2016-2021); Controller, Valkyrie Investments Inc. (2021-Present)	3	N/A

(1)	Nick Bonos is deemed an “interested person” of the Trust due to his position as Head of Fund Operations of Valkyrie Funds LLC and Chief Executive Officer and President of the Trust.
(2)	Shawn Singh is deemed an “interested person” of the Trust due to his positions as Director/Principal of Valkyrie Funds LLC and Secretary of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-617-0004.

Investment Adviser
Valkyrie Funds LLC
320 Seven Springs Way, Suite 250
Nashville, TN 37027

Investment Sub-Adviser
Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, GA 30009

Custodian
U.S. Bank N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Fund Accountant, Fund Administrator and Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Legal Counsel
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.
To obtain a free prospectus, please call 1-800-617-0004.

(b) Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Mark Osterheld is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 9/30/2022
Audit Fees	$46,000
Audit-Related Fees	N/A
Tax Fees	$15,000
All Other Fees	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, LTD. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 9/30/2022
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.

Non-Audit Related Fees	FYE 9/30/2022
Registrant	N/A
Registrant’s Investment Adviser	N/A

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Keith Fletcher, Steven Lehman, and Mark Osterheld.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Chief Financial Officer/Chief Accounting Officer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Valkyrie ETF Trust II

By (Signature and Title) /s/  Nick Bonos
                                                      Nick Bonos, President/Chief Executive Officer/Principal Executive Officer

Date      12/8/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/  Nick Bonos
                                                      Nick Bonos, President/Chief Executive Officer/Principal Executive Officer

Date      12/8/2022

By (Signature and Title)  /s/  Benjamin Gaffey
                                                       Benjamin Gaffey, Treasurer/Chief Financial Officer/Chief Accounting Officer/Principal Financial Officer

Date      12/8/2022